                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                    ----------------------------------------


       DATE OF REPORT:                                  JULY 1, 2002
                                               ---------------------------------
                                               (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        0-16284              38-2774613
----------------------------          ----------------   -----------------------
(STATE OR OTHER JURISDICTION          (COMMISSION FILE      (I.R.S. EMPLOYER
OF INCORPORATION)                         NUMBER)        IDENTIFICATION  NUMBER)


        27335 WEST 11 MILE ROAD                                   48034
         SOUTHFIELD, MICHIGAN
-----------------------------------------                    -------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE.

                    On July 5, 2002, TechTeam Global, Inc. issued a press
               release disclosing a non-operational, non-cash charge to earnings arising out of the Company's employment agreement between the Company and William F. Coyro, Jr. the company's President and Chief Executive Officer.

                    A copy of the press release is attached as Exhibit 99 to
               this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      Financial statements of business acquired.

                                 Not applicable.

               (b)      Pro forma financial information.

                                 Not applicable.

               (c)      Exhibits.

99             Press Release of TechTeam Global, Inc., dated July 5, 2002



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TECHTEAM GLOBAL, INC.



                                    By:          /s/
                                          --------------------------------------
                                           Michael A. Sosin
                                           Secretary

Date:    July 8, 2002



                                      -2-

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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION


99                 Press Release of National TechTeam, Inc., dated July 5, 2002.
























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